Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Donald T. Robinson, Chief Financial Officer of MVB Financial Corp., certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that the quarterly report of MVB Financial Corp. on Form 10-Q for the quarterly period ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of MVB Financial Corp. at the dates and for the periods indicated.

Date:	7/31/2017	/s/ Donald T. Robinson
Donald T. Robinson
Executive Vice President and CFO
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to MVB Financial Corp. and will be retained by MVB Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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